Property and Equipment, Net	12 Months Ended
Dec. 31, 2022
Property, Plant and Equipment [Abstract]
PROPERTY AND EQUIPMENT, NET
8.	PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	December 31, 2022	December 31, 2021
Land and buildings	$4,105,956	$4,063,587
Office equipment	79,082	460,525
Vehicle	32,535	35,213
Leasehold improvements	53,253	-
Less: accumulated depreciation	(379,879)	(636,239)
	$3,890,947	$3,923,086

Depreciation expenses totaled $241,842, $312,898, and $176,111 for the years ended December 31, 2022, 2021 and 2020, respectively.

In May 2021, the Company, through Ms. Lirong Yang, sister of the Company’s CEO, purchased a property for a total purchase price of approximately $1,397,317 in a public judicial auction in May 2021 to be used as office for Shanghai Maidemu, one of subsidiaries of the VIE of the Company. Pursuant to a real estate entrust agreement between Shanghai Maidemu and Ms. Yang, Shanghai Maidemu is considered ultimate ownership/beneficiary of this property.

As of December 31, 2021, the Company obtained the property ownership certificate, but the property was illegally encroached by an outsider. Till March 2022, Jinan Intermediate People’s court has sent a letter to Beijing Higher People’s court, hoping that the eviction order of this case would be implemented by the Tongzhou District People’s court, where the property is located. During the year ended December 31, 2022, the Company sold the property to a third party for $1,323,308. The difference between the cash consideration and the net book value was recorded as “gain from disposal of property and equipment” in the account of “other income, net” in the consolidated statements of operations and comprehensive (loss) income.